THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the Gener

relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid

articles are deemed to have been filed with me on:

December 30, 2008 12:07 P

DREYFUS PREMIER MANAGER FUNDS I

ARTICLES OF AMENDMENT

Dreyfus Premier Manager Funds I (the "Trust"), a business trust formed by an Agreement and Declaration of Trust dated July 24, 1995, as amended, pursuant to the laws of the Commonwealth of Massachusetts, hereby certifies to the Secretary of State of the Commonwealth of Massachusetts that:

FIRST: The Agreement and Declaration of Trust of the Trust is hereby amended by striking out Article I, Section 1 and inserting in lieu thereof the following:

> "Section 1. Name. This Trust shall be known as 'Dreyfus Manager Funds I'."

SECOND: The Agreement and Declaration of Trust of the Trust is hereby further amended by designating Dreyfus Alpha Growth Fund, Dreyfus S&P STARS Fund and Dreyfus S&P STARS Opportunities Fund as series of the Trust.

THIRD: The amendment to the Agreement and Declaration of Trust herein made was duly approved by at least a majority of the Trustees of the Trust at a meeting held on July 15, 2008 pursuant to Article IX, Section 8 of the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, Dreyfus Premier Manager Funds I has caused these Articles to be signed in its name and on its behalf by the undersigned Trustees.

DREYFUS PREMIER MANAGER FUNDS I

Joseph S. DiMartino, Trustee

Peggy C. Davis, Trustee

David P. Feldman, Trustee

James F. Henry, Trustee

Ehud Houminer, Trustee

Gloria Messinger, Trustee

Martin Peretz, Trustee

Anne Wexler, Trustee

Peggy C. Davis, Trustee

David P. Feldman, Trustee

James F. Henry, Trustee

Ehud Houminer, Trustee

Gloria Messinger, Trustee

Martin Peretz, Trustee

Anne Wexler, Trustee

Peggy C. Davis, Trustee

David P. Feldman, Trustee

James F. Henry, Trustee

Ehud Houminer, Trustee

Gloria Messinger, Trustee

Martin Peretz, Trustee

Anne Wexler, Trustee

Peggy C. Davis, Trustee

David P. Feldman, Trustee

James F. Henry, Trustee

Ehud Houminer, Trustee

Gloria Messinger, Trustee

Martin Peretz, Trustee

Anne Wexler, Trustee

Peggy C. Davis, Trustee

David P. Feldman, Trustee

James F. Henry, Trustee

Ehud Houminer, Trustee

Gloria Messinger, Trustee

Gloria Messinger, Trustee

Martin Peretz, Trustee

Anne Wexler, Trustee

Peggy C. Davis, Trustee

David P. Feldman, Trustee

James F. Henry, Trustee

Ehud Houminer, Trustee

Gloria Messinger, Trustee

Martin Peretz, Trustee

Anne Wexler, Trustee

Peggy C. Davis, Trustee

David P. Feldman, Trustee

James F. Henry, Trustee

Ehud Houminer, Trustee

Gloria Messinger, Trustee

Martin Peretz, Trustee

Anne Wexler, Trustee